Exhibit 10.2
NINTH AMENDMENT TO
TERMINAL SERVICES AGREEMENT
This Ninth Amendment to Terminal Services Agreement (“Amendment”) is made and entered into as of August 1, 2024 (“Amendment Date”) with respect to each respective Terminal set forth on Schedule I, unless otherwise indicated, the party identified as “Customer” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Customer”), and the party identified as “Terminal Owner” with respect to such respective Terminal as set forth on Schedule I (such party, as applicable to the respective Terminal, a “Terminal Owner”) each referred to in this Amendment as a “Party” and collectively as “Parties”.

WHEREAS, on November 1, 2020, the Parties entered into that certain Terminal Services Agreement, subsequently amended on April 30, 2021, May 30, 2021, June 30, 2021, July 31, 2021, June 1, 2023, June 30, 2023, January 31, 2024, and April 16, 2024 (collectively, the “Agreement”), pursuant to which the Parties agreed that Terminal Owner would operate the Terminal or otherwise provide certain terminal services to the Customer at the respective Terminal;

WHEREAS, Tesoro Refining & Marketing Company LLC (“TRMC”) assigned, and Marathon Petroleum Supply and Trading LLC assumed all of TRMC’s right, title and interest under the Agreement pertaining to crude petroleum;

WHEREAS, TRMC, Western Refining Company LLC (formerly known as Western Refining Company, L.P., “WNR”), St. Paul Park Refining Co. LLC (“SPPR”), and Tesoro Alaska Company LLC (“TAC”) assigned, and Marathon Petroleum Company LP assumed all of their rights, titles, and interests under the Agreement pertaining to all commodities other than crude petroleum; and

WHEREAS, the Parties desire to amend the Agreement to update the rates, MVCs, and other provisions in Schedule 5.1, as more specifically set forth in this Amendment.

NOW, THEREFORE, in consideration of the promises and covenants in the Agreement and this Amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.Schedule 5.1 is hereby deleted in its entirety and replaced with the Schedule 5.1 attached hereto.
2.In all other respects, except as herein modified, the terms and provisions of the Agreement shall remain in full force and effect.

3.In the event of any conflict between the terms and provisions of this Amendment and terms and provisions of the Agreement, the terms and provisions of this Amendment shall prevail.

4.Capitalized terms used herein and not otherwise defined or redefined in this Amendment have the meanings assigned to them in the Agreement. The Parties to Agreement per respective Terminal are identified in Schedule I.

5.The Parties acknowledge that this Amendment may be executed utilizing an electronic signature process. By signing electronically, the Parties further acknowledge that they each have read, understand, and are bound to the terms and conditions hereof in the same manner as if the Parties had signed this Amendment with handwritten original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anacortes
Boise
Burley
Carson
Colton
Hynes
Mandan
Pasco
Pocatello
Salt Lake City
San Diego
Stockton
Vancouver
Vinvale
Wilmington

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ John Nguyen	By:	/s/ Sage F. Hoffman

Name:	John Nguyen	Name:	Sage F. Hoffman

Title:	Director-Commercial Analysis	Title:	Director, Business Development

Marathon Petroleum Supply and Trading LLC

By:	/s/ Daniel Kimmel

Name:	Daniel Kimmel

Title:	VP, Crude Oil Trading & Optimization

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Anchorage Ocean Dock
Anchorage T2
Fairbanks
Nikiski

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Tesoro Logistics Operations LLC
By: MPC Investment LLC, its General Partner

By:	/s/ John Nguyen	By:	/s/ Sage F. Hoffman

Name:	John Nguyen	Name:	Sage F. Hoffman

Title:	Director-Commercial Analysis	Title:	Director, Business Development

Tesoro Alaska Terminals LLC

		By:	/s/ Sage F. Hoffman

		Name:	Sage F. Hoffman

		Title:	Director, Business Development

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be effective as of the Amendment Date.

As to the following Terminals:

Albuquerque
Bloomfield
El Paso
St. Paul Park

Customer:		Terminal Owner:

Marathon Petroleum Company LP		Western Refining Terminals, LLC
By: MPC Investment LLC, its General Partner

By:	/s/ John Nguyen	By:	/s/ Sage F. Hoffman

Name:	John Nguyen	Name:	Sage F. Hoffman

Title:	Director-Commercial Analysis	Title:	Director, Business Development

Schedule 5.1 - Minimum Terminal Volume Commitment, Base Throughput Fee

Terminal	State	Region	Minimum Terminal Volume Commitment (bpd)	Base Throughput Fee per Barrel	Shortfall Credit Carry-Forward Period
Albuquerque^	NM	LA	7,500	0.725809	12 months
Anacortes**	WA	PNW	11,000	1.404143	3 months
Anchorage Ocean Dock	AK	PNW	17,000	5.315848	3 months
Anchorage T2	AK	PNW	6,790	4.200845	3 months
Bloomfield^	NM	LA	5,000	0.725809	12 months
Boise*	ID	PNW	8,300	0.914773	3 months
Burley*	ID	PNW	3,200	0.850491	3 months
Carson+	CA	LA	6,000	1.103200	3 months
Colton+	CA	LA	30,500	0.794300	3 months
El Paso^	TX	LA	26,000	0.725809	12 months
Fairbanks	AK	PNW	595	1.284401	3 months
Hynes+	CA	LA	23,000	1.103200	3 months
Mandan*	ND	CHI	18,000	0.771376	3 months
Nikiski	AK	PNW	3,000	4.479304	3 months
Pasco*	WA	PNW	5,600	0.905533	N/A
Pocatello*	ID	PNW	3,400	0.905533	N/A
Salt Lake City*	UT	PNW	27,500	0.721929	3 months
San Diego+	CA	LA	17,000	0.794300	3 months
St Paul Park	MN	CHI	35,561	0.681125	12 months
Stockton*	CA	SF	8,000	1.038391	3 months
Vancouver*	WA	PNW	10,800	1.043337	3 months
Vinvale+	CA	LA	67,500	1.103200	3 months
Wilmington*	CA	LA	24,300	1.295517	3 months
*The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through July 31, 2026, plus any Extension Period as agreed between the Parties. If the Parties are unable to complete negotiations by August 1, 2024, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of August 1, 2024.
^ The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through October 16, 2026, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by December 31, 2026, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of January 1, 2027.
+ The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through May 31, 2026, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by August 31, 2026, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of September 1, 2026.
**The Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be effective through June 30, 2027, and will be subject to negotiation by the Parties thereafter; provided, however, in no event will the new Minimum Terminal Volume Commitment be less than 75% of the current cumulative Minimum Terminal Volume Commitment for these Terminals. If the Parties are unable to complete negotiations by September 30, 2027, the existing Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will remain in effect until such negotiations are final. Once finalized, the new Minimum Terminal Volume Commitment and Base Throughput Fee for these Terminals will be applied retroactively effective as of October 1, 2027.
Light Product Terminal Complexes:
1.Albuquerque, Bloomfield, and El Paso
2.Carson, Colton, Hynes, San Diego, and Vinvale
3.Boise, Burley, Mandan, Pocatello, Pasco, Salt Lake City, Stockton, Vancouver, and Wilmington
4.Anchorage T2 and Anchorage Ocean Dock
5.Anacortes

Butane Blending
A)Facilities with Third Party Licensed Blending Technology
At facilities at which third-party license blending technology is provided to Customer, Terminal Owner's fee for performing the butane blending service shall be calculated as follows:
Ninety-five percent (95%) of the difference between the Daily Gasoline Value (defined below) and the Daily Butane Value (defined below). Expressed as a formula, the Butane Blending Service Fee is:
Butane Blending Service Fee = (DGV-DBV) * 95%

NOTE: Terminal Owner will reflect an Annual True-Up, as defined in Section 3 of this Schedule 5.1, as a separate line item on any monthly invoices submitted pursuant to this Agreement.

Definitions:
1.Daily Gasoline Value (“DGV”): Expressed as a formula:
DGV = (GB)*(GPV+TF).

GB: number of Gallons of butane blended on a given day at the terminal site. GPV: daily gasoline posted value per Gallon.

TF: the transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.
GPV is calculated by location as follows:

GPV Calculation Table

Location	Market	GPV Price Calculation
Pasco	PNW	PNW Region

The Parties may update the GPV Calculation Table without formal amendment of the Agreement upon written approval by each Party. The latest agreed upon GPV Calculation Table shall be the effective GPV Calculation Table. Terminal Owner shall maintain the current and previous versions of the GPV Calculation Table.
TF is the avoided Customer cost of transporting one Gallon of gasoline (in the most cost-effective method possible) to a terminal blending location, as verified and provided by Customer’s Global Clean Products Value Chain organization.
2.    Daily Butane Value (“DBV”): the daily agreed upon butane purchase price (“BPP”) from ETP plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane gallons blended (“GB”). Expressed as a formula:
DBV = (GB)*(BPP+DRV)
DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually or the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, postings for prior years RINs will be used up to the maximum allowable percentage.
3.Annual True-Up: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs, half of shared maintenance expenses, and estimated vs actual butane purchase costs. The cost or revenue is calculated by Energy Transfer Partners
(“ETP”). Customer will pass ninety-five (95%) of this to Terminal Owner.
B)Facilities without Third Party Blending Technology
At facilities at which no third party licensed blending technology is utilized, Terminal Owner’s fee for performing the butane or pentane blending service shall be calculated as follows:
Ninety-five percent (95%) of the difference between the Tank Daily Gasoline Value (defined below) and the Tank Daily Butane Value (defined below). Expressed as a formula, the Tank Butane Blending Service Fee is:
Tank Butane Blending Service Fee = (TDGV-TDBV) * 95% Definitions
1.Tank Daily Gasoline Value (“TDGV”): Expressed as a formula:

TDGV = (GB)*(GPV+TF)
GB: number of Gallons of butane blended on a given day at the terminal site. GPV: daily gasoline spot price per gallon.
TF: the avoided transportation fee for moving spot purchased gasoline to the terminal for the gasoline grade in which the butane is blended.
GPV is calculated by Terminal, described in Schedule 5.1, as follows:
LA and SF regions: daily posted OPIS Mid 84 Sub-octane Regular or OPIS Mid 88.5 Sub-octane Premium spot price for the respective blend.
PNW region: daily posted OPIS Mid 84 Sub-octane Regular or OPIS Mid 90 Sub-octane Premium spot price for the respective blend.
CHI region: daily posted Argus Mid 85 CBOB or Argus Mid PREM spot price for the respective blend.
2.    Tank Daily Butane Value (“TDBV”): the daily agreed upon tank butane purchase price (“TBPP”) from supplier, plus the total daily RIN value (“DRV”), multiplied by the daily total number of butane Gallons blended (“GB”). Expressed as a formula:
TDBV = (GB)*(TBPP+DRV+TC)
TC is the trucking cost of transporting one Gallon of butane (in the most cost-effective method possible) to a terminal blending location.
DRV will be determined by using the percentage of each type of RINs specified by the Renewable Fuel Standard Program updated annually to the most recent requirements and will be adjusted retroactively for any difference between the requirements at the time of the calculation and the requirements contained in a final rule establishing Renewable Volume Obligations for the year. OPIS daily posting for the respective RINs pricing will be used. In order to minimize the daily average RINs Cost, posting for prior years RINs will be used up to the maximum allowable percentage.
In the event Customer requests a butane skid for temporary use at a Customer owned terminal(s), Customer shall pay a Terminal Owner Tank Butane Blending Equipment Service Fee equal to 5% of the blending value. Expressed as a formula:

Terminal Owner Tank Butane Blending Equipment Service Fee = (TDGV-TDBV)* 5%
Annual Adjustment to Revenue: This cost or revenue is intended to cover changes in the estimated vs actual transportation costs. Annually during the month of April, Customer will issue an adjustment of revenue to Terminal Owner. This adjustment will be the result in changes of actual vs previously estimated trucking costs associated with delivery of butane to the terminals for the previous April - March.

Ethanol Excess Volume Value Capture
Customer will pay Terminal Owner fees as calculated herein for EV at Terminals where sales volume is made on a temperature corrected basis.

The value will be calculated via the following method: Multiply the volume by the price per the calculations described in the following two paragraphs.
The volume will be calculated via the following method: The American Petroleum Institute’s Manual of Petroleum Measurement Standards Chapter 11.3.4 “Miscellaneous Hydrocarbon Properties – Denatured Ethanol and Gasoline Blend Densities and Volume Correction Factors” (“Chapter 11.3.4”) provides data-based equations for Blends of Gasoline and Ethanol (“BGE”). Chapter 11.3.4 addresses excess volumes of gasohol (“EV”) created when gasoline and ethanol components are blended together. EV for truck rack throughput at Terminals equipped with Terminal Automation Software (TAS) will be calculated using the equation in Chapter 11.3.4 performed by TAS for any BGE. The TAS will be programmed to calculate EV by multiplying these BGE volumes by the correction factors as calculated using the equation from Chapter 11.3.4. This process of crediting Terminal Owner with the EV based on the technology Terminal Owner installed and maintains at its Terminals is known as “Ethanol Excess Volume Value Capture.”
The price will be calculated via the following method: each Terminal is assigned to a Region based on Schedule 5.1. EV credited to Terminal Owner will be valued using the non-weighted monthly average spot price for the Region each Terminal is assigned to in Schedule 5.1. Spot prices are as follows: for the LA, SF and PNW Regions use OPIS Mid 84 Sub-octane Regular; for the CHI Region use Argus Mid 85 CBOB (West Shore).